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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported) October 28 , 2001


                     Cabot Industrial Properties, L.P.
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           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
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                 (State or Other Jurisdiction of Incorporation)



          1-14979                                      04-3397874
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   (Commission File Number)               (I.R.S. Employer Identification No.)



    Two Center Plaza, Suite 200, Boston, Massachusetts                02108
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       (Address of Principal Executive Offices)                    (Zip Code)



                                 (617) 723-0900
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events.

         On October 28, 2001, Cabot Industrial Trust, a Maryland real estate investment trust ("Cabot"), Cabot Industrial Properties, L.P., a Delaware limited partnership, CalWest Industrial Properties, LLC, a California limited liability company ("CalWest"), and Rooster Acquisition Corp., a Maryland corporation ("Rooster Acquisition"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, CalWest and Rooster Acquisition have commenced a tender offer for all of the outstanding common shares (the "Common Shares") of beneficial interest of Cabot (including the related preferred share purchase rights) at a price equal to $24.00 per share. Following a successful completion of the tender offer, Rooster Acquisition will be merged with and into Cabot, and each outstanding common share of beneficial interest of Cabot, other than those held by CalWest, will be converted into the right to receive the same $24 price per share that will be offered in the tender offer. The consummation of the transactions contemplated by the Merger Agreement is subject to customary conditions. A copy of the Merger Agreement is included as an exhibit to this report and is incorporated herein by reference. In addition, Cabot and CalWest have entered into an Option Agreement dated as of October 28, 2001 (the "Option Agreement") pursuant to which Cabot has granted CalWest the right, under specified circumstances, to acquire newly issued Common Shares at a price of $24.00 per share in an amount not to exceed 19.8% of the number of outstanding Common Shares on the date the option is exercised. A copy of the Option Agreement is included as an exhibit to this report and is incorporated herein by reference. Also, a copy of the press release announcing the entering into of the Merger Agreement is included as an exhibit to this report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

         Exhibit No.       Document Description
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         2.1               Agreement  and Plan of Merger,  dated as of
                           October 28,  2001,  by and among CalWest Industrial
                           Properties,  LLC, Rooster Acquisition Corp., Cabot
                           Industrial Trust and Cabot Industrial Properties,
                           L.P.

         10.1 Option Agreement, dated as of October 28, 2001, between Cabot Industrial Trust and CalWest Industrial Properties, LLC

         99.1              Press Release dated October 28, 2001


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CABOT INDUSTRIAL PROPERTIES, L.P.


Dated: November 13, 2001                 By:  Cabot Industrial Trust,
                                              its general partner


                                         By:  /s/ Neil E. Waisnor
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                                              Neil Waisnor
                                              Senior Vice President-Finance

















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